UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section 240.14a-12

FLEX LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026 Annual General Meeting: Shareholder Outreach Summer 2026

Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the planned spin-off of our cloud and power infrastructure business into an independent, publicly traded company; the expected timing of the spin-off and the ability to complete the spin-off; the anticipated benefits of the spin-off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the spin-off for U.S. federal income tax purposes; the expected future performance of each company following completion of the spin-off; management changes and leadership of each company; and statements about business strategies, growth opportunities, market position, and financial outlook for each company. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Risks and uncertainties related to the proposed spin-off include, but are not limited to: uncertainties as to whether the spin-off will be completed and the timing thereof; the possibility that various conditions to the completion of the spin-off may not be satisfied or waived; the possibility that the spin-off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the spin-off may be more difficult, time-consuming, or costly than expected, including the impact on Flex Ltd.’s (“Flex”) resources, systems, procedures, and controls; the possibility that the strategic, operational, and financial benefits of the spin-off may not be achieved or may take longer to achieve than expected; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the spin-off; disruption from the spin-off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the spin-off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the spin-off; uncertainty regarding the financial performance of either company following the spin-off; negative effects of the announcement or pendency of the spin-off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Important Information and Where to Find It In connection with the proposed spin-off, Flex intends to file relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A that will be mailed or otherwise disseminated to shareholders of Flex seeking their approval of the spin-off-related proposals. In addition, a registration statement on Form 10 (the “Form 10”) is expected to be filed with the SEC by SpinCo with respect to its common stock. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or SpinCo. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY EACH OF FLEX AND SpinCo WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, SPINCO, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors will be able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that will be filed by each of Flex and SpinCo with the SEC on the SEC’s website at http://www.sec.gov. Investors also will be able to obtain free copies of the proxy statement and other relevant documents that will be filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com. Participants in the Solicitation Flex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Flex in connection with the proposed spin-off. Information regarding Flex’s directors and executive officers and their ownership of Flex ordinary shares is contained in Flex’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on June 24, 2026, including under the headings “Corporate Governance,” “Fiscal Year 2026 Non-Employee Directors’ Compensation,” “Proposal No. 1: Re-election of Directors,” “Proposal No. 3: Non-Binding, Advisory Resolution on Executive Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Information about our Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Flex securities by the Flex directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed spin-off. You may obtain free copies of these documents using the sources indicated above.

Executive summary

A Proven Strategy. Record Results.

- **FY26 represented the strongest financial year in company history**, including: 98% one-year TSR; 291% three-year TSR[1]

Revenue	Adj. operating income	Adj. operating margin	Adj. net income	Adj. earnings per share
$27.9B	$1.8B	6.3%	$1.2B	$3.30

- Flex continues to **execute its proven advanced manufacturing strategy** while benefiting from favorable long-term industry trends

A Strategic Award with Demonstrated Results

- The June 2025 supplemental equity award to our CEO is **100% at-risk**, designed to lock in the CEO to drive execution of Flex's Cloud and Power Infrastructure (CPI)/data center[2] growth strategy and unlock long-term shareholder value
- The award vests based on **rigorous FY28 CPI/data center operating profit targets** and includes a meaningful relative TSR payout cap to reinforce shareholder alignment
  - The **award requires CPI/data center operating profit to exceed the company's long-term plan by more than 20%**
  - Since grant, **Flex shareholders have seen $26.7 billion[1] in market value appreciation, over a period in which the CEO has been executing the CPI/data center strategy the award is tied to**

Unlocking Value Through the CPI Separation

- **Creating two purpose-built companies** with distinct strategies, investment priorities, and capital allocation frameworks
- **SpinCo will be a high-growth, critical digital and electrical infrastructure company** positioned at the intersection of compute, power, and thermal technologies
- **Flex will sharpen its portfolio focus** and continue investing in higher-growth, higher-return opportunities
- **Shareholders have already benefited**: approximately $8.5 billion[1] (+24%) of value created since the transaction was announced, reflecting the accelerated growth of Flex's CPI business that the CEO's award is structured to reinforce

4

[1] Through 7/20/2026
[2] CPI refers to Cloud and Power Infrastructure segment which was previously known as Flex's "Data Center" business prior to re-segmentation announced in May 2026.

flex

June 2025 CEO supplemental award highlights Performance since grant is consistent with the strategic and shareholder outcomes the award was designed to reinforce 100% Performance-Based Design Designed to drive durable business growth, not growth for growth's sake Target award funding tied to a rigorous CPI/data center operating profit goal, set more than 20% above the company’s long-term plan Cliff vests based on performance measured at the end of FY28, aligned with the expected execution timeline Funding subject to relative TSR payout cap for shareholder accountability (based on three-year performance) Payout capped at 200% of target if relative TSR is below the median2 Payout capped at 100% of target if relative TSR is below the 25th percentile2 Leadership Continuity Through Execution One-time award reinforced continued CEO leadership through a critical multi-year strategic period Ms. Advaithi has since been secured as Board Chair at Flex for a transition period post-spin Particularly meaningful given the CEO’s then-near retirement eligibility Ms. Advaithi’s outstanding equity awards would have limited retention value shortly after grant; supplemental award is not eligible for enhanced retirement treatment Built two world-class management teams to oversee and drive the future success of Flex and the CPI business Directly Tied to Company Strategy and Shareholder Value Creation Tailored to scaling a key CPI/data center opportunity central to Flex’s value creation for shareholders +160% share price growth since grant1; $26.7B increase in market value over the same period Focus facilitated the planned spin-off into two high-performing enterprises Market value rose approximately $8.5B (+24%)1 following the spin-off announcement The Compensation Committee determined the award was appropriate given the CEO’s role in driving a multi-year transformation expected to create substantial long-term shareholder value 1 Through 7/20/2026 2 Same relative TSR peer group as used for annual PSUs

Flex performance under Ms. Advaithi's tenure

Flex has significantly outperformed its peers and the broader market, delivering +1,534% in TSR and creating $40.5B in market value



$100 Invested When Ms. Advaithi Joined Is Now $1,634
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
2/11/19
8/11/19
2/11/20
8/11/20
2/11/21
8/11/21
2/11/22
8/11/22
2/11/23
8/11/23
2/11/24
8/11/24
2/11/25
8/11/25
2/11/26
8/11/26
Flex Completes Nextracker Spin-Off on 1/2/24; new entity now worth ~$15.2B[1]
CEO Special Award Granted on 6/19/25
Flex Announces CPI Spin-Off on 5/5/26
$1,633.78
+1,534% TSR
$522.90
+423% TSR
$308.50
+208% TSR
Flex
S&P 500 Total Gross Return
Median FY26 Peer

INVESTOR PROOF

+$40.5B MARKET VALUE CREATED[1]	**$5.02B** RETURNED TO INVESTORS WITH BUYBACKS[2]
+1,111 pts TSR ABOVE MEDIAN PEER[1]	**+187%** ADJUSTED EPS GROWTH[3]
+1,326 pts TSR ABOVE S&P 500[1]	**+103%** ADJUSTED OPERATING INCOME GROWTH[3]

[1] Through 7/20/2026
[2] Including Q4 Fiscal 2019 and onward (Ms. Advaithi joined 2/11/2019)
[3] FY26 vs. LTM ending Q3 Fiscal 2019

6

flex.

We request your support at the 2026 Annual General Meeting To re-elect the nine (9) director nominees named in our proxy statement to hold office until the 2027 annual general meeting. To re-appoint our independent auditors for fiscal year 2027 and authorize our Board to fix their remuneration. To support our advisory vote to approve executive compensation (i.e., “Say-on-Pay”). To support our ordinary resolution to authorize ordinary share issuances. To support our ordinary resolution to renew the share purchase mandate.